                                                                 EXHIBIT 10.8.1
                                                                         10.8.1

                                                                 APPENDIX III --
                                                         Form of Trust Indenture

            _____________________________________________________


                                TRUST INDENTURE


                Relating to United States Government Guaranteed
                           Ship Financing Obligations



                                    Between



                              TRAILER BRIDGE, INC.

                                   Shipowner



                                      AND



                      STATE STREET BANK AND TRUST COMPANY

                               Indenture Trustee




                           Dated as of June 23, 1997





          _________________________________________________________

                                TRUST INDENTURE

                Relating to United States Government Guaranteed
                           Ship Financing Obligations

                                    Between

                              TRAILER BRIDGE, INC.

                                   Shipowner

                                      AND

                      STATE STREET BANK AND TRUST COMPANY

                               Indenture Trustee

                           Dated as of June 23, 1997

          TABLE OF CONTENTS TO SPECIAL PROVISIONS OF THE INDENTURE  (1)


                                                                                                                     Page
                                                                                                                     ----
Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Recitals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

                                                           ARTICLE FIRST

Incorporation of General Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

                                                          ARTICLE SECOND

The Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

                                                           ARTICLE THIRD

Certain Redemptions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

(a) Mandatory Sinking Fund Redemptions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
(b) [Reserved . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
(c) Optional Redemptions of Bonds at Premium  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         ------------------
(1) This Table of Contents is not a part of the Indenture and has no bearing upon the interpretation of any of its terms and provisions.

                                 ARTICLE FOURTH

Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                                                 ARTICLE FIFTH

Additions, Deletions and Amendments to Exhibit 1  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
 1
(a) Concerning Section 2.04 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
(b) Concerning Section 2.12 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
(c) Concerning Payment of the Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
(d) Concerning Selection of Bonds to be Redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
(e) Concerning References to 3.09(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
(f) Concerning Home Office Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
(g) Concerning Section 7.02 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
(h) Concerning Section 10.01  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
(i) Concerning Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
(j) Concerning Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
(k) Execution in Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

Signatures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

Acknowledgements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 and 11


                                          EXHIBITS TO TRUST INDENTURE
                                          ---------------------------


SCHEDULE A       Schedule of Definitions to Trust Indenture

EXHIBIT 1        General Provisions of the Indenture
                 Incorporated by Reference

EXHIBIT 2        Forms of Bond, Guarantee and Trustee's
                 Authentication Certificate

EXHIBIT 3        Authorization Agreement

EXHIBIT 4        Form of Secretary Supplemental Indenture


                                TRUST INDENTURE

                               SPECIAL PROVISIONS


         THIS TRUST INDENTURE, dated as of June 23, 1997 (said Trust Indenture, as the same may be amended, modified or supplemented from time to time as permitted hereunder, herein called the "Indenture"), between (i)Trailer Bridge, Inc., a Delaware corporation (herein called the "Shipowner"), and (ii) State Street Bank and Trust Company, a Massachusetts trust company (said Bank, any successor or assign hereunder, herein called the "Indenture Trustee").

                                        RECITALS:

         A. As provided in Article Fourth hereof, the terms defined in Schedule A to this Indenture shall have the respective meanings stated in said Schedule;

         B. The Shipowner has duly executed this Indenture, and duly authorized the issuance hereunder of $10,515,000 aggregate principal amount of its bonds pursuant to Section 2.03 of Exhibit 1 to this Indenture (herein together with any bonds issued in respect thereof pursuant to Sections 2.09, 2.10, 2.12 and 3.10(b) of said Exhibit 1, called the "Bonds" or the "Obligations") designated "United States Government Guaranteed Ship Financing Bonds, 1997 Series;" the Obligations will bear interest at 7.07% per annum and mature on September 30, 2022;

         C. The Obligations will be issued by the Shipowner to aid in the financing of the cost of construction of two 408'9" x 100' container deck barges;

         D. Under the Authorization Agreement in the form set forth as Exhibit 3 hereto, the Secretary, on behalf of the United States, has agreed and will agree to execute on each of the Obligations to be issued, a Guarantee of the payment of the unpaid interest to the date of such payment on, and the unpaid balance of the principal of, such Obligation under the provisions of Title XI of the Act, and the Indenture Trustee is authorized to cause the Guarantees, bearing the facsimile signature of the Secretary, and the facsimile seal of the United States Department of Transportation, to be imprinted on the Obligations, and to authenticate and deliver the Obligations and the Guarantees issued on the Closing Date, such agreements and authorizations being subject to the conditions set forth in the Authorization Agreement;

         E. Pursuant to Section 1104(b)(5) of the Act, the Secretary has determined that the interest to be borne by the Obligations (exclusive of charges for the guarantee fee and service charges, if any) at the rate specified in the form thereof set forth in Exhibit 2 hereto is reasonable; and

         F. All actions necessary have been taken in order (1) to make the Obligations, when executed by the Shipowner, authenticated by the Indenture Trustee and issued under the Indenture, the valid, binding and legal obligations of the Shipowner in accordance with their terms, (2) to make the Guarantees to be endorsed on the Obligations, when executed by the Secretary, authenticated by the Indenture Trustee and delivered under this Indenture, the valid, binding and legal obligations of the United States in accordance with their terms, and (3) to make this Indenture the valid, binding and legal agreement of the parties hereto in accordance with its terms.

         NOW THEREFORE, in consideration of the premises, of the mutual covenants herein contained, of the purchase of the Obligations by the Holders thereof, and of other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, and for the equal and proportionate benefit of all the present and future Holders of the Obligations, the parties hereto agree as follows:

                                 ARTICLE FIRST

                      INCORPORATION OF GENERAL PROVISIONS

         This Indenture shall consist of two parts: the Special Provisions and the General Provisions attached hereto as Exhibit 1, made a part of this Indenture and incorporated herein by reference.

                                 ARTICLE SECOND

                                   THE BONDS

         (a) The Bonds issued hereunder shall be designated "United States Government Guaranteed Ship Financing Bonds, 1997 Series," and shall be in the form of Exhibit 2 to this Indenture; and, the aggregate principal amount of Bonds which may be issued under this Indenture shall not exceed $10,515,000 except as provided in Sections 2.09, 2.10, 2.12 and 3.10(b) of Exhibit 1 hereto.

         (b) The Bonds shall be in the denominations of $1,000 or any integral multiple thereof.

         (c) The Shipowner shall at the date of the Closing maintain in Jacksonville, Florida an office or agency for the purposes specified in Section
5.03 of Exhibit 1 to this Indenture.

         (d) The Indenture Trustee shall at the date of the Closing have its Corporate Trust Office in the City of Boston, Commonwealth of Massachusetts.

         (e) The Bonds shall mature on September 30, 2022.

                                 ARTICLE THIRD

                              CERTAIN REDEMPTIONS

         (a) Mandatory Sinking Fund Redemptions. The Bonds are subject to redemption at a Redemption Price equal to 100% of the principal amount thereof, together with interest accrued thereon to the applicable sinking fund Redemption Date, through the operation of a mandatory sinking fund providing for the semi-annual redemption on March 30 and September 30 of each year, commencing March 30, 1998, of $210,300 principal amount of Bonds (or such lesser principal amount of Bonds as shall then be outstanding), which amount represents two percent (2%) of the Original Principal Amount of Obligations, plus interest accrued thereon to the Redemption Date. On September 30, 2022 there shall become due and payable, and the Shipowner shall pay, the balance of the unpaid principal amount of Bonds then outstanding, together with all interest accrued thereon to such date.

         Notwithstanding the foregoing provisions of this subsection (a), if the principal amount of Outstanding Bonds shall be reduced by reason of any redemption pursuant to Sections 3.04 or 3.05 of Exhibit 1 to this Indenture, the principal amount of Bonds to be redeemed pursuant to this subsection (a) on each subsequent mandatory sinking fund Redemption Date for such Bonds shall be reduced by an amount equal to the principal amount of such Bonds retired by reason of such redemption pursuant to Sections 3.04 or 3.05 of Exhibit 1 hereto divided by the number of mandatory sinking fund Redemption Dates (including the Stated Maturity of such Bonds) scheduled thereafter (subject to such increase as shall be necessary so that the total principal amount of Bonds to be redeemed on any such sinking fund redemption date shall be an integral multiple of $1,000; provided that, the entire unpaid principal amount of the Outstanding Bonds shall be paid not later than September 30, 2022. The Shipowner shall, in accordance with Section 3.02(d) of Exhibit 1 hereto, promptly after each redemption pursuant to said Section 3.04, furnish to the Secretary, the Indenture Trustee and each Holder of an Obligation a revised table of sinking fund payments reflecting the reductions made pursuant to this subsection (a) as a result of such redemption.

         In lieu of making all or any part of any such mandatory sinking fund redemption of Bonds, the Shipowner may, at its option, with the prior written consent of the Secretary, receive credit for Bonds not previously so credited or applied to reduce the principal amount of Bonds Outstanding, (i) redeemed by the Shipowner pursuant to the optional redemption provision provided for in subsection (c) of this Article or purchased or acquired by the Shipowner (other than by redemption) and delivered to the Indenture Trustee for cancellation pursuant to Section 2.13 of Exhibit 1 hereto. The Bonds so credited or applied shall be credited or applied, as the case may be, by the Indenture Trustee, at 100% of the principal amount thereof. If the Shipowner shall elect to receive credit or application as aforesaid in lieu of making all or part of any mandatory sinking fund redemption, it shall deliver to the Indenture Trustee, at least 40 days but not more than 60 days prior to the due date for such mandatory sinking fund redemption, a Request (i) specifying the principal amount of Bonds so optionally redeemed or otherwise acquired, and so to be credited or applied, as the case may be, and (ii) stating that no such Bonds have theretofore been made the basis of any such credit or application as aforesaid, and that none of such Obligations are subject to the terms of any agreement or contract between the Secretary, the Shipowner and/or any other person restricting the Shipowner's right to apply any such Obligations as a credit pursuant to the terms of this subsection (a), together with the Bonds (uncancelled) for which such credit or application is so requested (unless such Bonds shall theretofore have been delivered to the Indenture Trustee).

         (b) [Reserved]


         (c) Optional Redemptions of Bonds at Premium. At its option, the Shipowner may redeem the Bonds, in whole at any time, at the redemption prices as specified in the Bonds, together with interest accrued thereon to the date fixed for redemption; provided that, no such redemption shall be made prior to March 30, 2008, directly or indirectly with the proceeds of, or in anticipation of, borrowing by or for the account of the Shipowner if such borrowing has an effective interest cost (calculated in accordance with generally accepted financial practice) of less than the rate of interest borne by the Bonds. If the Shipowner shall elect to make any such optional redemption, the Shipowner shall, at least 30 days but not more than 60 days prior to the date fixed for redemption, deliver to the Indenture Trustee a Request stating that the Shipowner intends to exercise its rights as above set forth to make such optional redemption and specifying the Redemption Date, and the principal amount of Bonds which the Shipowner intends to redeem on such date (which shall not be less than all the Bonds outstanding). In the case of any redemption pursuant to this subsection (c) prior to March 30, 2008, the Shipowner shall deliver to the Indenture Trustee, at the time of delivery of said Request, an Officer's Certificate stating that such redemption shall comply with the proviso relating to such redemption prior to such date.

                                 ARTICLE FOURTH
                                  DEFINITIONS

         For all purposes of this Indenture, unless otherwise expressly provided or unless the context otherwise requires:

        (1) All references herein to Articles, Sections or other subdivisions, unless otherwise specified, refer to the corresponding Articles, Sections and other subdivisions of this Indenture;

                          (2) The terms "hereof," "herein," "hereby," "hereto,"
                "hereunder" and "herewith" refer to this Indenture;

                          (3) The terms used herein and defined in Schedule A
                to this Indenture shall have the respective meanings stated in said Schedule.

                                ARTICLE FIFTH

               ADDITIONS, DELETIONS AND AMENDMENTS TO EXHIBIT 1

         The following additions, deletions and amendments are hereby made to
Exhibit 1 to this Indenture.


         (a) Concerning Section 2.04. The Shipowner and the Indenture Trustee shall not enter into any Supplemental Indenture, and the Indenture Trustee shall not enter into any supplement to the Authorization Agreement, pursuant to
Section 2.04 of Exhibit 1 to this Indenture, except to provide for the issuance of additional Obligations of any series and Stated Maturity theretofore issued, or of one or more additional series for the purpose of aiding in financing or refinancing the construction, reconstruction or reconditioning of one or more of the Vessels, or to refund Obligations issued for such purpose.

         (b) Concerning Section 2.12. With respect to clause (1) of the proviso to Section 2.12 of Exhibit 1 to the Indenture, a written agreement of indemnity which is satisfactory in form and substance to the Secretary, the Shipowner, and the Indenture Trustee, executed and delivered by an institutional Holder having a combined capital and surplus of at least one hundred million dollars ($100,000,000) shall be considered sufficient indemnity to the Secretary, the Shipowner, and the Indenture Trustee in connection with the execution, authentication and delivery of any new Obligations or the making of any payment as contemplated by said Section 2.12.

         (c) Concerning Payment of the Obligations. Notwithstanding anything to the contrary in Exhibit 1 hereto, the Obligations to be issued hereunder shall be payable as to principal, premium (if any), and interest, at an office or agency maintained by the Shipowner for such purpose at the Corporate Trust Office of the Indenture Trustee, or at the option of the Shipowner, as to payments of principal, premium (if any), or interest by check mailed by such Corporate Trust Office to the addresses of the Obligees as such addresses shall appear in the Obligation Register, subject in any event to the provisions hereof concerning home office payment. The Indenture Trustee agrees that within 30 days from the date of any payment of principal or interest when the same shall become due and payable by reason of maturity or redemption, a Responsible Officer in the Corporate Trust Office of the Indenture Trustee shall ascertain to his satisfaction that checks in payment of such amounts have been mailed by such Corporate Trust Office to the addresses of the Obligees as provided above, if payment is to be made by check, or if payment is to be made by wire transfer, or by credit to an account maintained by the Obligee with the Indenture Trustee, that such funds have been wired or credited, or if payment is to be made at the Corporate Trust Office, that funds were held by the Indenture Trustee for such payment on the date the payment was due. The Indenture Trustee shall have no obligation to determine whether such checks or payments were received by the Obligees.

         (d) Concerning Selection of Bonds to be Redeemed. Notwithstanding the provisions of Section 3.07(b) of Exhibit 1 to this Indenture, (i) if less than all the Bonds are to be optionally redeemed under any of the provisions contained or referred to in Article Third hereof or Article III of Exhibit 1, the Indenture Trustee shall select for redemption Bonds of the Stated Maturity or Stated Maturities, and (ii) if less than all the Bonds of a particular Stated Maturity are to be redeemed under any provisions contained or referred to in Article Third hereof or Article III of Exhibit I to this Indenture, the Indenture Trustee shall select the particular Bonds and/or portions ($1,000 or any integral multiple thereof) of Bonds to be redeemed on the Redemption Date by allocating the principal amount to be redeemed among the Holders of Bonds of such Stated Maturity in proportion to the respective principal amount of Bonds of such Stated Maturity registered in their respective names.

         (e) Concerning Section 3.08(a). Section 3.08 (a) of Exhibit 1 is amended by adding the following after the word "Register": "provided, however, that the requirement in this Section 3.08(a) to include the Redemption Price in such notice may be satisfied by stating (i) the principal amount of Obligations being redeemed, (ii) that the Shipowner is obligated to pay such amount, together with accrued interest at the interest rate borne by the Obligations to the Redemption Date and the Redemption Premium, and (iii) that the Shipowner shall calculate the Redemption Premium and furnish such calculation, together with a reasonably detailed summary thereof, to the Indenture Trustee and each Holder not later than the second Business Day preceding the Redemption Date."

        (f) Concerning References to Section 3.09(b).  All cross-references to
Section 3.09(b) made in Exhibit 1 hereto shall be deemed to refer to Section 3.10(b) of Exhibit 1 hereto.

        (g) Concerning Home Office Payment. Notwithstanding any terms of this Indenture or the Obligations to the contrary, the Shipowner may enter into an agreement with any Holder of an Obligation providing for payment to such Holder by certified or official bank check, or at the request of such Holder, by credit to an account maintained by the Holder with the Indenture Trustee, or by wire transfer of the principal of and the premium (if any), and interest on such

Obligation or any part thereof at a place other than the place or places specified in such Obligation as the place for such payment, and for the making of notation (if any), of such payment on such Obligation by such Holder, or by an agent of the Shipowner or of the Indenture Trustee without presentation of such Obligation. The Shipowner will furnish to the Indenture Trustee a copy of each such agreement. The Indenture Trustee hereby consents to such agreement contained in Section 7 of the Bond Purchase Agreement dated as of the Closing Date, between the Shipowner and the Purchasers named in Schedule 1 thereto, and hereby acknowledges receipt of a copy thereof.

         (h) Concerning Section 7.02. The amount "$3,000,000" in Section 7.02 of Exhibit 1 hereto is hereby deleted, and there is substituted therefor the amount "$100,000,000."

         (i) Concerning Section 10.01. Paragraph (2) of Section 10.01 of
Exhibit 1 to this Indenture is deleted, and the following substituted in lieu thereof:

                 "(2) to evidence the succession pursuant to Article VIII of another corporation or entity to the Shipowner or any assumption of all or a part of the Obligations pursuant to
                 Article VIII;"

         (j) Concerning Notices.  Subject to the provisions of Section 13.01 of
Exhibit 1 to this Indenture, any notice, request, demand, direction, consent, waiver, approval or other communication to be given to a party hereto or the Secretary, shall be deemed to have been sufficiently given or made when addressed to:

The Indenture Trustee as:                  State Street Bank and Trust Company
                                           Corporate Trust Department
                                           Two International Place
                                           Boston, Massachusetts 02110

The Shipowner as:                          Trailer Bridge, Inc.
                                           9550 Regency Square Boulevard
                                           Jacksonville, Florida 32225
                                           Attention: John McCown



The Secretary as:                 SECRETARY OF TRANSPORTATION
                                  c/o Maritime Administrator
                                  Department of Transportation
                                  400 Seventh Street, SW


                             Washington, D.C. 20590

         (k) Concerning Applicable Law. This Indenture and each Obligation shall be governed by the laws of the State of New York, and to the extent applicable, the federal laws of the United States.

         (l) Execution in Counterparts. This Indenture may be executed in any number of counterparts. All such counterparts shall be deemed to be originals, and shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, this Trust Indenture has been duly executed by the parties hereto as of the day and year first above written.

                                                   TRAILER BRIDGE, INC.
                                                         Shipowner



[SEAL]                                             By: John McCown
                                                       -----------



                                                   STATE STREET BANK AND TRUST
COMPANY
                                                       Indenture Trustee



                                                   By: Gerald R. Wheeler
                                                       -----------------
                                                          Vice President
[SEAL]


STATE OF NEW YORK     )
                      ) SS:
COUNTY OF NEW YORK    )

         On this 20 day of June, 1997 before me personally appeared John McCown, who being by me duly sworn, did depose and say that he resides at 40 Radcliffe Drive, Woodstock, New York 12948; that he is Chairman of TRAILER BRIDGE, INC., that he knows the seal of said Corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

         In testimony whereof, I have hereunto set my hand and seal this 20 day of June, 1997.


                                                   William G. Gotimer, Jr.
                                                   -----------------------
                                                   NOTARY PUBLIC
                                                   State of New York
                                                   02604837705
                                                   Comm. Expires 7/31/97



(Notarial Stamp and Seal)


COMMONWEALTH OF MASSACHUSETTS)
                                    ) SS:
COUNTY OF SUFFOLK            )



                 Be it known this 17 day of June, 1997 personally appeared before me Gerald R. Wheeler, who after being duly sworn, deposed and said that he is a Vice President of STATE STREET BANK AND TRUST COMPANY, the Massachusetts Trust Company which is described in and executed within the instrument hereto annexed, that he/she knows the seal of said trust company, that the seal affixed to said instrument is said trust company's seal, that it was so affixed and that he/she signed the instrument hereto annexed by order of the Board of Directors of the said STATE STREET BANK AND TRUST COMPANY, and that he/she signed his/her name thereto by like authority, and acknowledged the annexed instrument to be the free act and deed of the said STATE STREET BANK AND TRUST COMPANY.

         In testimony whereof, I have hereunto set my hand and seal this 17 day of June, 1997.


                                  Virginia F. Brady
                                  -----------------
                                  NOTARY PUBLIC


                                             Virginia F. Brady
                                               Notary Public
                                            My Commission Expires June 20, 1997
(Notarial Stamp and Seal)

                                                                     Document 5

                                                 EXHIBIT 1 to Trust Indenture--
                                                             General Provisions
                                                              Incorporated into
                                                            the Trust Indenture
                                                                   by Reference

                                   EXHIBIT 1
                      GENERAL PROVISIONS OF THE INDENTURE
                           INCORPORATED BY REFERENCE
                               TABLE OF CONTENTS
                                       TO
                                   EXHIBIT 1*

                                                                                                                Page
ARTICLE I.    DEFINITIONS; OFFICER'S CERTIFICATE AND OPINIONS OF COUNSEL..........................................1
SECTION 1.01.  Definitions........................................................................................1
SECTION 1.02.  Officer's Certificate and Opinions of Counsel......................................................1

ARTICLE II.   THE OBLIGATIONS.....................................................................................2
SECTION 2.01.  Designation of Obligations.........................................................................2
SECTION 2.02.  Issue, Form, Principal Amount, Maturity,
                   Interest, Place of Payment, Denominations,
                   and Redemption of Obligations..................................................................2
SECTION 2.03.  Issuance of Obligations of
                   Initial Series.................................................................................3
SECTION 2.04.  Additional Obligations;
                   Obligations of Additional Series...............................................................3
SECTION 2.05.  Legends on Obligations.............................................................................4
SECTION 2.06.  Dates of Obligations; Interest Rights..............................................................4
SECTION 2.07.  Execution of Obligations...........................................................................4
SECTION 2.08.  Authentication of Obligations and
                   Guarantees.....................................................................................4
SECTION 2.09.  Temporary Obligations..............................................................................5
SECTION 2.10.  Registration, Transfer and Exchange................................................................5
SECTION 2.11.  Who Treated as Owners..............................................................................6
SECTION 2.12.  Lost, Stolen, Destroyed or
                   Mutilated Obligations..........................................................................6
SECTION 2.13.  Reacquired Obligations, Cancellation
                   and Disposition of Obligations.................................................................7

ARTICLE III.  REDEMPTION OF OBLIGATIONS...........................................................................7
SECTION 3.01.  Redemptions Suspended During Default...............................................................7

-----------------
*This Table of Contents is not a part of the Indenture and has no bearing upon the interpretation of its terms and provisions.

SECTION 3.02.  Redemptions........................................................................................8

                   (a) Redemptions with Premium...................................................................8
                   (b) Redemptions without Premium................................................................8
                   (c) Sinking Fund Redemptions...................................................................8
                   (d) Adjustment of Redemption Payments..........................................................8
SECTION 3.03.  Terminal Mandatory Redemption......................................................................9
SECTION 3.04.  Redemptions to Comply with Provisions of
                   1104(b)(2) of the Act..........................................................................9
SECTION 3.05.  Redemption After Total Loss, Requisition
                   of Title, Seizure or Forfeiture of
                   Vessel or Termination of Certain
                   Contracts......................................................................................9
SECTION 3.06.  Redemption After Assumption by the
                   Secretary......................................................................................9
SECTION 3.07.  Determination of Obligations to be
                   Redeemed......................................................................................10
SECTION 3.08.  Notices of Redemption.............................................................................10
SECTION 3.09.  Deposit of Redemption Moneys......................................................................11
SECTION 3.10.  Payment of Redemption Price.......................................................................11

ARTICLE IV.   CASH HELD BY INDENTURE TRUSTEE OR PAYING AGENTS....................................................11
SECTION 4.01.  Generally.........................................................................................11
SECTION 4.02.  Paying Agents Other Than Indenture Trustee........................................................12
SECTION 4.03.  Unclaimed Amounts.................................................................................12
SECTION 4.04.  Application of Funds..............................................................................13

ARTICLE V.    REPRESENTATIONS AND AGREEMENTS OF SHIPOWNER........................................................13
SECTION 5.01.  Authorization, Execution and
                   Delivery of Indenture.........................................................................13
SECTION 5.02.  Payment and Procedure for Payment of
                   Obligations...................................................................................13
SECTION 5.03.  Offices or Agencies of Shipowner..................................................................13

ARTICLE VI.   INDENTURE DEFAULTS AND REMEDIES....................................................................14
SECTION 6.01.  What Constitutes "Indenture Defaults".............................................................14
SECTION 6.02.  Demand for Payment of Guarantees..................................................................14
SECTION 6.03.  Appointment of Indenture Trustee and
                   Holders of Outstanding Obligations as
                   Attorneys-in-Fact.............................................................................15
SECTION 6.04.  Termination and Payment of the Guarantees.........................................................15
SECTION 6.05.  Rights of Indenture Trustee After
                   Indenture Default.............................................................................17

SECTION 6.06.  (a) Obligees' Right to Direct Indenture
                   Trustee After Indenture Default...............................................................17

                    (b) Limitations on Obligees Right to Sue.....................................................17
                    (c) Unconditional Right of Obligees to
                        Sue for Principal (and Premium, if
                        any) and Interest........................................................................18
SECTION 6.07.  Undertaking for Costs.............................................................................18
SECTION 6.08.  Recision of Payments..............................................................................19
SECTION 6.09.  Assumption of Obligations of Secretary............................................................19

ARTICLE VII.  THE INDENTURE TRUSTEE..............................................................................20
SECTION 7.01.  Acceptance of Trusts..............................................................................20
SECTION 7.02.  Eligibility of Indenture Trustee..................................................................20
SECTION 7.03.  Rights and Duties of Indenture Trustee............................................................20
SECTION 7.04.  Compensation, Expenses and Indemnification of Indenture Trustee...................................23
SECTION 7.05.  Resignation and Removal of Indenture
                    Trustee......................................................................................24
SECTION 7.06.  Appointment of Successor Indenture
                    Trustee......................................................................................24
SECTION 7.07.  Effect of Appointment of Successor
                    Indenture Trustee............................................................................24
SECTION 7.08.  Merger, Consolidation and Sale
                    of Indenture Trustee.........................................................................25

ARTICLE VIII. CONSOLIDATION, MERGER AND SALE BY SHIPOWNER........................................................25
SECTION 8.01.  Consolidation, Merger or Sale
                    by Shipowner.................................................................................25
SECTION 8.02.  Sale of Vessel by the Secretary...................................................................26

ARTICLE IX.   ACTS OF OBLIGEES...................................................................................26
SECTION 9.01.  Acts of Obligees..................................................................................27

ARTICLE X.    SUPPLEMENTAL INDENTURES............................................................................27
SECTION 10.01.  Permissible Without Action by Obligees...........................................................27
SECTION 10.02.  Protection of Indenture Trustee..................................................................28
SECTION 10.03.  Reference in Obligations
                to Supplemental Indentures.......................................................................28
SECTION 10.04.  Waivers and Supplemental Indentures
                with Consent of Obligees.........................................................................28
SECTION 10.05.  Consent of Secretary.............................................................................29
SECTION 10.06.  Continued Validity of the Guarantees.............................................................29

ARTICLE XI.   PERFORMANCE OF OBLIGATIONS TO SECRETARY............................................................30
SECTION 11.01.  Performance of Obligations to Secretary..........................................................30

ARTICLE XII.  SATISFACTION AND DISCHARGE OF INDENTURE............................................................30

SECTION 12.01.  Satisfaction and Discharge
                    of Indenture.................................................................................30

ARTICLE XIII. MISCELLANEOUS......................................................................................30
SECTION 13.01.  Notices and Demands..............................................................................30
SECTION 13.02.  Waivers of Notice................................................................................31
SECTION 13.03.  Benefit of Indenture.............................................................................31
SECTION 13.04.  Execution of Counterparts........................................................................31
SECTION 13.05.  Table of Contents; Titles and Headings...........................................................31
SECTION 13.06.  Integration with Special Provisions of
                    the Indenture................................................................................31
SECTION 13.07.  Immunity of Incorporators, Stockholders,
                    Officers and Directors.......................................................................31
SECTION 13.08   Applicable Law...................................................................................32

                                   EXHIBIT 1

                      GENERAL PROVISIONS OF THE INDENTURE
                           INCORPORATED BY REFERENCE

                                   ARTICLE I

                      DEFINITIONS; OFFICER'S CERTIFICATES
                            AND OPINIONS OF COUNSEL

          SECTION 1.01. Definitions. For all purposes of this Indenture, the terms used herein shall have the meanings specified in the Special Provisions hereof, including without limitation Schedule A to this Indenture.

          SECTION 1.02. Officer's Certificates and Opinions of Counsel. (a) Each Officer's Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for herein (or waiver thereof) shall include:

               (1) A statement that the Person or Persons making such certificate or rendering such opinion has or have read such covenant or condition;

               (2) A brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) A statement that, in the opinion of such Person or Persons, he or they have made or caused to be made such examination or investigation as is necessary to enable him or them to express an informed opinion as to whether or not such covenant or condition has been complied with (or compliance therewith has been waived); and

               (4) A statement as to whether or not, in the opinion of such Person or Persons, such condition or covenant has been complied with (or such compliance has been waived).

         (b) An Opinion of Counsel may be based (insofar as it relates to factual matters, information with respect to which is in the possession of any Person) upon a certificate or opinion of or representations in writing signed by an officer or officers of such Person or by such Person, as the case may be, and may be based upon an Opinion of Counsel signed by another counsel.

         An Opinion of Counsel may state that said opinion is subject to the execution and delivery of designated instruments if copies of such instruments in form approved by such counsel are delivered to the Indenture Trustee prior to or concurrently with the delivery of said opinion.

     (c) A certificate or opinion of a Person or Persons other than counsel may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless the Person or Persons signing such certificate or opinion knew that such Opinion of Counsel was erroneous or, in the exercise of reasonable care, should have known that the same was erroneous.

     (d) If the Indenture requires or permits the execution of any document by officers, counsel or other Persons, such document may be executed in counterparts by different officers, counsel or other Persons, all of which shall form one instrument.

     (e) If the signer of any document is required to be approved by the Indenture Trustee, the acceptance of such document by the Indenture Trustee shall be sufficient and conclusive evidence of such approval.

     (f) The fact that the delivery of any document is a condition precedent to any action required or permitted hereby shall not preclude the withdrawal, revocation, rescission, modification or amendment of such document at any time prior to such action, and, in the event of any such withdrawal, revocation or rescission, such document shall be disregarded for all purposes of this Indenture.

                                   ARTICLE II
                                THE OBLIGATIONS

     SECTION 2.01. Designation of Obligations. The Obligations of each series shall be designated as stated in the Special Provisions hereof or in the Supplemental Indenture establishing such series.

     SECTION 2.02. Issue, Form, Principal Amount, Maturity, Interest, Place of Payment, Denominations and Redemption of Obligations. (a) Upon or after the execution and delivery of this Indenture the aggregate principal amount of Obligations of the series and Stated Maturity or Maturities permitted by the Special Provisions hereof may be executed by the Shipowner, authenticated by the Indenture Trustee, and delivered as provided herein.

     (b) The Obligations of each series and Stated Maturity to be issued hereunder, the Guarantees of the United States to be endorsed thereon and the Indenture Trustee's authentication certificates to be endorsed thereon shall, in the case of the initial series of Obligations, be in the form or forms set forth in Exhibit 2 to the Special Provisions hereof or, in the case of Obligations of any additional series, in the form or forms set forth in the Supplemental Indenture establishing such series, and said Obligations shall:

          (1) be limited to the respective principal amounts stated in the Special Provisions hereof or in the Supplemental Indenture establishing such series;

          (2) bear interest from the date specified in Section 2.06 at the rate or rates per annum stated in such Obligations;

          (3) Mature in the amount or amounts and at the time or time stated therein;

          (4) be payable as to principal (and any premium thereon if premium in case of redemption prior to Stated Maturity is provided for therein), in any coin or currency of the United States which at the time of payment is legal tender for public and private debts, at an office or agency maintained from time to time by the Shipowner for such purpose as provided in Section 5.03 at the place or places stated in the Special Provisions hereof and payable as to interest as aforesaid or, at the option of the Shipowner, by check mailed by such office or agency to the addresses of the Obligees as such addresses shall appear in the Obligation Register;

          (5) be issued in the denominations provided in the Special Provisions hereof or in the Supplemental Indenture establishing such series; and

          (6) be subject to redemption to the extent and as provided in Article


     (c) If the Maturity of any Obligation or an Interest Payment Date for any Obligation shall be a day other than a Business Day, then such payment may be made on the next succeeding Business Day, with the same force and effect as if made on the nominal date for such payment, and no interest shall accrue thereon for the period after said nominal date (whether or not such next succeeding Business Day occurs in a succeeding month).

     SECTION 2.03. Issuance of Obligations of Initial Series. At any time and from time to time after the execution and delivery of this Indenture, the Shipowner may deliver to the Indenture Trustee Obligations of the initial series issuable under this Indenture duly executed by the Shipowner as hereinafter provided, accompanied by a Request of the Shipowner, and thereupon the Indenture Trustee shall authenticate such Obligations, after endorsing thereon and authenticating the Guarantees of the United States in accordance with the Authorization Agreement, and shall deliver such Obligations and Guarantees in accordance with such Request. Each such Request shall specify the principal amounts, interest rates and Stated Maturities of the Obligations to be authenticated and the names and addresses of the Persons in whose name the Obligations are to be registered.

     SECTION 2.04. Additional Obligations; Obligations of Additional Series. At any time or from time to time, the Shipowner may, with the approval of the Secretary, issue additional Obligations of any series and Stated Maturity theretofore issued or of one or more additional series, which shall (i) be in such principal amount, and (in the case of Obligations of any additional series) mature on such dates, bear interest at such rate or rates, be in such form or forms and have such other terms and provisions, as shall be set forth in a Supplemental Indenture providing for the issue thereof and (ii) be guaranteed by the United States under Title XI of the Act pursuant to a supplement to the Authorization Agreement.

     SECTION 2.05. Legends on Obligations. Any Obligation may have imprinted or stamped thereon any legend, consistent herewith, which is prescribed by the Shipowner and approved by the Indenture Trustee, and, except for endorsements permitted by the second paragraph of Section 2.10(c), by the Secretary.

     SECTION 2.06. Dates of Obligations; Interest Rights. Each Obligation of any series shall be dated the date of its authentication and except as otherwise provided in this Section, shall bear interest from the Interest Payment Date for Obligations of such series next preceding the date of such Obligation to which interest on the Obligations of such series has been paid, unless (i) the date of such Obligation is the date to which interest on the Obligations of such series has been paid, in which case from the date of such Obligation, or (ii) no interest has been paid on the Obligations of such series since the original issue date (as defined below) of such Obligation, in which case from such original issue date. The term "original issue date" of an Obligation shall mean (a) in the case of an Obligation issued on original issue, the date of such Obligation, or (b) in the case of an Obligation not issued on original issue, the date of the Obligation (or portion thereof) issued on original issue for which such Obligation was issued (directly or indirectly) on registration of transfer, exchange or substitution.

     SECTION 2.07. Execution of Obligations. The Obligations shall from time to time be executed on behalf of the Shipowner by a Responsible Officer thereof (whose signature may be a facsimile), and its corporate seal (which may be a facsimile) shall be affixed thereto or imprinted thereon and attested by its secretary, an assistant secretary or an assistant trust officer (whose signature may be a facsimile).

     If any officer of the Shipowner whose signature (facsimile or otherwise) appears on any Obligation shall cease to be such officer before such Obligation shall have been authenticated by the Indenture Trustee or delivered, such Obligation nevertheless may be authenticated, issued and delivered with the same force and effect as though the person or persons whose signature or signatures (facsimile or otherwise) appear on such Obligation had not ceased to be such officer or officers of the Shipowner.

     SECTION 2.08. Authentication of Obligations and Guarantees. No Obligation or the Guarantee of the United States thereon shall be valid unless such Obligation shall bear thereon an authentication certificate, manually executed by the Indenture Trustee in accordance with the terms and conditions of the Authorization Agreement, substantially in the form or forms referred to in
Section 2.02(b). Such authentication certificate, so executed, on any Obligation shall be conclusive evidence, and the only competent evidence, that such Obligation and such Guarantee have been duly executed, authenticated and delivered hereunder.

     SECTION 2.09. Temporary Obligations. There may be issued from time to time in lieu of (or in exchange for) any definitive Obligation or Obligations one or more temporary Obligations of like series and Stated Maturity, with a Guarantee of the United States endorsed thereon and authenticated by the Indenture Trustee, substantially of the same tenor as the definitive Obligations in lieu of (or in exchange for) which they are issued, with or without the specification of any Redemption Price or Prices. Such temporary Obligation or Obligations may be in such authorized denomination or denominations as shall be stated in a Request of the Shipowner delivered to the Indenture Trustee prior to the authentication thereof, which Request shall specify the aggregate principal amounts and the series and Stated Maturities of such temporary Obligations.

     If definitive Obligations are not ready for delivery, the Holder of any temporary Obligation may, at the Corporate Trust Office, with the consent of the Shipowner, exchange the same for a temporary Obligation or Obligations of like series, tenor, interest accrual date and Stated Maturity of authorized denominations for the same aggregate principal amount upon the surrender for cancellation of such temporary Obligation or Obligations.

     When definitive Obligations are ready for delivery, the Holder of any temporary Obligation may, at the Corporate Trust Office, exchange the same without charge for a definitive Obligation or Obligations of like series, tenor, interest accrual date and Stated Maturity of authorized denominations for the same aggregate principal amount.

     SECTION 2.10. Registration, Transfer and Exchange. (a) The Shipowner shall cause the Indenture Trustee to keep an Obligation Register for the registration of ownership, transfers and exchanges of Obligations, at the Corporate Trust Office.

     (b) Any Obligation may be transferred at the Corporate Trust Office, by surrender of such Obligation for cancellation, accompanied by an instrument of transfer in form satisfactory to the Shipowner and the Indenture Trustee, duly executed by the registered Obligee or his duly authorized attorney, and thereupon the Shipowner shall execute, and the Indenture Trustee shall authenticate and deliver in the name of the transferee or transferees, a new Obligation or Obligations, and the Guarantee or Guarantees of the United States thereon, in authorized denominations of like series, tenor, interest accrual date and Stated Maturity and for the same aggregate principal amount.

     (c) The Shipowner shall not be required to register transfers or make exchanges of (1) Obligations for a period of 15 days immediately prior to (A) an Interest Payment Date or (B) any selection of Obligations to be redeemed,
(2) Obligations after demand for payment of the Guarantees and prior to the payment thereof or rescission of such demand pursuant to Section 6.02(a), or
(3) any Obligation which has been selected for redemption in whole or in part.

     If any Obligation surrendered for transfer or exchange has been selected for redemption in whole or in part, there may be endorsed on any Obligation or Obligations issued therefor an appropriate notation of such fact.

     (d) Any Obligation shall be exchangeable for a like principal amount of Obligations of the same series, tenor, interest accrual date and Stated Maturity but of different authorized denominations. Obligations to be exchanged shall be surrendered at the Corporate Trust Office, and the Shipowner shall execute, and the Indenture Trustee shall authenticate and deliver in exchange therefor, the Obligation or Obligations, and the Guarantee or Guarantees of the United States thereon, requested by the Obligee in accordance with this paragraph (d).

     (e) As a condition precedent to any transfer or exchange of Obligations, the Shipowner may (except upon an exchange of temporary for definitive Obligations) require the payment of a sum sufficient to reimburse it for any taxes or other governmental charges that may be imposed with respect thereto and a sum not exceeding $2.00 for each Obligation delivered upon any such transfer or exchange.

     SECTION 2.11. Who Treated as Owners. The Shipowner, the Indenture Trustee, the Secretary, and any office or agency for the payment of principal of (and premium, if any) or interest on the Obligations may deem and treat the Person in whose name any Obligation is registered in the Obligation Register as the absolute owner of such Obligation for all purposes, and neither the Shipowner, the Indenture Trustee, the Secretary, nor any such office or agency shall be affected by any notice to the contrary, whether such Obligation shall be past due or not. All payments of or on account of principal (and premium, if any) or interest, or pursuant to the Guarantee endorsed on such Obligation, to such registered Obligee shall be valid and effectual to satisfy and discharge the liability of the Shipowner and the Secretary to the extent of the sum or sums so paid, except as otherwise provided in Section 6.08.

     SECTION 2.12. Lost, Stolen, Destroyed or Mutilated Obligations. Upon receipt by the Shipowner and the Indenture Trustee of evidence satisfactory to them of the loss, theft, destruction or mutilation of any Outstanding Obligation and the ownership thereof, the Shipowner may execute, and upon request of the Shipowner, the Indenture Trustee shall, but subject to all limitations imposed by the Authorization Agreement and only to the extent authorized thereby, authenticate and deliver, a new Obligation, and the Guarantee of the United States thereon, of like series, tenor, interest accrual date, principal amount and Stated Maturity (which may bear such notation as may be required by the Indenture Trustee or by usage or by the rules of any stock exchange upon which the Obligations are then listed and which shall bear a serial number different from the serial number of the lost, stolen, destroyed or mutilated Obligation) in lieu of such lost, stolen, destroyed or mutilated Obligation and, similarly, upon receipt by the Shipowner and the Indenture Trustee of evidence satisfactory to them of the loss, theft, destruction or mutilation of any Obligation which has or is about to become due and payable, the Indenture Trustee may deem the applicant with respect thereto to be the owner of said Obligation for the purpose of receiving payment on account thereof of principal (and premium, if any) upon maturity or interest or the payment of the Guarantee thereof; provided that, as conditions precedent to the execution, authentication and delivery of any new Obligation in place of said Obligation or to any payment contemplated by this Section, (1) the Shipowner, the Indenture Trustee and the Secretary shall receive indemnity satisfactory to the Shipowner, the Indenture Trustee and the Secretary, (2) the Shipowner shall be reimbursed for all reasonable expenses (including any fees or expenses of the Indenture Trustee) incident thereto, and (3) said Obligation shall (unless the same shall have been lost, stolen or destroyed) be surrendered.

     Obligations issued pursuant to this Section and the Guarantees endorsed thereon shall constitute original contractual obligations of the Shipowner and the United States, respectively, whether or not the lost, stolen or destroyed Obligations be at any time enforceable by anyone, and shall be equally and proportionately entitled to the benefits of this Indenture with all other Outstanding Obligations issued hereunder.

     The provisions of this Section 2.12 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of lost, stolen, destroyed or mutilated Obligations.

     SECTION 2.13. Reacquired Obligations; Cancellation and Disposition of Obligations. In the event the Shipowner shall reacquire any Obligations (whether by purchase or otherwise), such Obligations shall forthwith be delivered to the Indenture Trustee for cancellation. Except as provided in
Section 3.09(b), all Obligations surrendered for the purpose of payment, redemption, transfer, exchange, or substitution, or (if permitted in the Special Provisions hereof or the Supplemental Indenture establishing any additional series of Obligations) in discharge in whole or in part of any sinking fund payment shall, if surrendered to the Shipowner or any Paying Agent, be delivered to the Indenture Trustee for cancellation, or, if surrendered to the Indenture Trustee, shall be cancelled by it. No Obligation shall be authenticated in lieu of or in exchange for any Obligation cancelled as provided in this Section, except as may be expressly permitted by this Indenture. Obligations cancelled by the Indenture Trustee shall be delivered or disposed of as directed by a Request of the Shipowner.

                                  ARTICLE III

                           REDEMPTION OF OBLIGATIONS

     SECTION 3.01. Redemptions Suspended During Default. Notwithstanding the following provisions of this Article III, neither the Shipowner nor the Indenture Trustee shall redeem any Obligations, except pursuant to Section 3.04 or 3.06 during the continuance of any Indenture Default or event which with the lapse of time could constitute a Payment Default, except that, where the mailing of notice of redemption of any Obligations shall have theretofore been made, the Indenture